                                                                    May __, 2006

Renaissance Acquisition Corp.
50 E. Sample Road, Suite 400
Pompano Beach, Florida 33064

Ladenburg Thalmann & Co. Inc.
153 East 53rd Street, 49th Floor
New York, New York 10022

          Re: Initial Public Offering

Gentlemen:

          The undersigned stockholder and director of Renaissance Acquisition
Corp. ("Company"), in consideration of Ladenburg Thalmann & Co. Inc.
("Ladenburg") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO")
and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 14 hereof):

          1. If the Company solicits approval of its stockholders of a Business
Combination, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares.

          2. In the event that the Company fails to consummate a Business
Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will (i) cause the Trust Fund (as defined in the Letter of Intent) to be liquidated and distributed to the holders of IPO Shares and (ii) take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to his

Renaissance Acquisition Corp.
Ladenburg Thalmann & Co. Inc.
May __, 2006

Insider Shares ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

          3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the
Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business (meaning the acquisition of at least a majority interest in an operating business) which may reasonably be required to be presented to the Company under Delaware Law, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be a director of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have.

          4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Ladenburg that the business combination is fair to the Company's stockholders from a financial perspective.

          5. Neither the undersigned, any member of the family of the undersigned, nor any affiliate ("Affiliate") of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the
Company prior to or in connection with the consummation of the Business
Combination; provided that the undersigned shall be entitled to reimbursement from the Company for his out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

          6. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

          7. The undersigned will escrow all of his Insider Shares acquired prior to the IPO until one year after the Company consummates a Business
Combination, subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the
Company.

          8. The undersigned agrees to be a Director of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned's biographical information furnished to the

Renaissance Acquisition Corp.
Ladenburg Thalmann & Co. Inc.
May __, 2006

Company and Ladenburg and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the
Securities Act of 1933. The undersigned's Questionnaire furnished to the Company and Ladenburg and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

     (a) he is not subject to, or a respondent in, any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

     (b) he has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

     (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

          9. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as a Director of the Company.

          10. The undersigned hereby waives his right to exercise conversion rights with respect to any shares of the Company's common stock owned or to be owned by the undersigned, directly or indirectly, and agrees that he will not seek conversion with respect to such shares in connection with any vote to approve a Business Combination.

          11. The undersigned hereby agrees to not propose, or vote in favor of, an amendment to the Company's Certificate of Incorporation to extend the period of time in which the Company must consummate a Business Combination prior to its liquidation. Should such a proposal be put before stockholders other than through actions by the undersigned, the undersigned hereby agrees to vote against such proposal. This paragraph may not be modified or amended under any circumstances.

          12. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to Ladenburg and its legal representatives or agents (including any investigative search firm retained by
Ladenburg) any information they may have about the undersigned's background and finances ("Information").

Renaissance Acquisition Corp.
Ladenburg Thalmann & Co. Inc.
May __, 2006

Neither Ladenburg nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

          13. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

          14. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business; (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company acquired by an Insider prior to the IPO or privately from the
Company simultaneously with the IPO; and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO.

                                        Stanley Kreitman
                                        Print Name of Insider

                                        ----------------------------------------
                                        Signature

EXHIBIT A

     STANLEY KREITMAN has been a member of our board of directors since our inception. Since 1993, Mr. Kreitman has served as chairman of the board of
Manhattan Associates, an investment banking company. From 1975 to 1993, he was president of United States Banknote Corp., a New York Stock Exchange listed securities printing company. Mr. Kreitman is a director of the following public companies:

          o    Medallion Financial Corp., a Nasdaq National Market listed specialty finance company;

          o    CCA Industries, Inc., an American Stock Exchange-listed company selling health-and-beauty aids;

          o    KSW Corp., an OTC Bulletin Board quoted company that furnishes and installs heating, ventilating and air conditioning systems and process piping systems;

          o    Geneva Financial Corp., a publicly-traded company that operates as a holding company for Geneva Mortgage Corp., a company that provides mortgage banking services; and

          o    Capital Lease Funding, Inc., a New York Stock Exchange listed diversified real estate investment trust that owns and finances primarily single tenant commercial real estate assets subject to long-term leases to primarily investment grade tenants.

     He is also a director of Century Bank and serves as chairman of the New
York City Board of Corrections and the Nassau County Crime Stoppers, and serves on the board of the Police Athletic League. Mr. Kreitman received an A.B. from
New York University and an M.B.A. from New York University Graduate School of
Business.